Chase Vista Equity Funds
                        Supplement Dated November 1, 2000
                         Class A, B, C Shares Prospectus
                 Dated February 28, 2000 (revised June 1, 2000)


On October 24, 2000, the Board of Trustees of the Chase Vista Funds approved the following reorganizations:

Current Fund                                Successor Fund
------------                                --------------
Chase Vista Equity Growth Fund              Chase Equity Growth Fund
Chase Vista Core Equity Fund                Chase Core Equity Fund
Chase Vista Balanced Fund                   Chase Balanced Fund
Chase Vista Equity Income                   Chase Equity Income Fund

Shareholders of record of each Current Fund as of November 10, 2000 will be mailed a proxy statement giving them the opportunity to vote on a proposed reorganization at a special shareholders' meeting on January 26, 2001. Under each proposal, the Current Fund will transfer all of its assets and liabilities to the Successor Fund listed across from it in the table above in exchange for shares of the Successor Fund. As a result, the Current Fund shareholders would receive a number of the Successor Fund shares with a total net asset value equal on the date of the exchange to the total net asset value of the shareholders' Current Fund shares. Class A shareholders will exchange into Class A Shares. Class B shareholders will exchange into newly created Class B Shares. Class C shareholders will exchange into newly created Class C Shares. If approved by the shareholders, the reorganization will take place on Monday, February 19, 2001 or another date recommended by the Board of Trustees of the Chase Vista Funds.